EXHIBIT 10.2

                               MANAGEMENT CONTRACT

                 MADE AND SIGNED IN ROSH HAAYIN ON APRIL 4, 2003

                                    BETWEEN:

                       LIPMAN ELECTRONIC ENGINEERING LTD.
                                                                of the one part

                                     A N D:

                       JACOB PERRY MANAGEMENT SERVICES LTD.
                                                              of the other part

WHEREAS    Lipman is a public company whose securities are traded on the Tel
           Aviv Stock Exchange; and

WHEREAS    the Lipman Group operates and is engaged in the development, manufacture and marketing of sophisticated and software-intensive electronic products; and

WHEREAS    Lipman wishes to receive from the Management Company management services, to be provided on Lipman's behalf by Perry; and

WHEREAS    the Management Company is a private company engaged inter alia in the provision of management services; and

WHEREAS    the Management Company wishes to provide Lipman the management services through Perry; and

WHEREAS    the Parties wish to define and establish in this Contract the substance and scope of the Management Services to be provided by the
           Management Company to Lipman and the conditions by which the
           Management Services are to be provided to Lipman;

     THEREFORE, THE PARTIES HEREBY DECLARE, STIPULATE AND AGREE AS FOLLOWS:

1.    PREAMBLE

      The preamble and appendices to this Contract form an integral part hereof.

                                      -1-

2.    TERMS AND DEFINITIONS

      For purposes of this Contract, the terms listed below shall have the meaning specified alongside them.

      2.1     "LIPMAN" - Lipman Electronic Engineering Ltd., Public Co.
              52-003894-4, of 11 He'amal St., Park Afek, Rosh Haayin.

      2.2     "MANAGEMENT COMPANY" - Jacob Perry Management Services Ltd.,
              Private Co. 51-322092-1, of 19 Stefan Zweig St., Tel Aviv.

      2.3     "LIPMAN GROUP" - Lipman and the companies controlled by it.

      2.4     "PERRY" - Jacob Perry, ID 03232428, of 19 Stefan Zweig St., Tel
              Aviv.

      2.5     "PARTIES" - the Management Company and Lipman.

      2.6     "THIRD PARTY" - Anyone who is not a party to this Contract.

      2.7     "MANAGEMENT SERVICES" - As defined in clause 4 below.

      2.8     "INDEX" - The consumer price index.

      2.9     "BASE INDEX" - Index of December 2002, published on January 15,
              2003.

      2.10    "KNOWN INDEX" - The last index published before the date of the relevant payment or calculation.

3.    THE PARTIES' DECLARATIONS

      The Parties hereby declare as follows:

      3.1     MANAGEMENT COMPANY'S DECLARATIONS

              The Management Company declares and undertakes as follows:

              3.1.1    The Management Company has the requisite know-how,
                       experience and ability for the provision of the
                       Management Services.

              3.1.2    The Management Company undertakes to invest time,
                       accumulated experience and ability and to utilize Peri's
                       qualifications for the provision of the Management
                       Services per this Contract.

              3.1.3    The Management Company shall act in full coordination and
                       cooperation with Lipman for the optimal provision of the
                       Management Services to Lipman.

              3.1.4    The Management Company's entry into this Contract and
                       performance of its provisions is not in breach of any
                       contract or undertakings towards any person or entity and
                       is not contrary to the provisions of any law.

                                       -2-

              3.1.5    The Management Company received all the consents and/or
                       approvals required for entry into this Contract and
                       performance thereof.

              3.1.6    No employer-employee relations exist or shall exist
                       between the Management Company and Lipman. The Management
                       Company is Perry's employer and Peri is the Management
                       Company's employee.

              3.1.7    It shall notify Lipman's board of directors immediately
                       and without delay concerning any subject or matter in
                       which the Management Company and/or Perry have a personal
                       and/or other interest that could create a conflict of
                       interests with Lipman.

      3.2     LIPMAN'S DECLARATIONS

              Lipman hereby declares and undertakes as follows:

              3.2.1    Lipman shall act in full coordination and cooperation
                       with the Management Company and/or Perry, in a manner
                       enabling optimal provision of the Management Services.

              3.2.2    Lipman shall make available to the Management Company
                       and/or Perry all the required information, including
                       various documents, enabling the Management Company to
                       render Lipman the Management Services in an optimal
                       manner.

              3.2.3    Lipman shall pay the Management Company for the
                       Management Services the Management Fee specified in
                       clause 5, and it shall grant the Management Company the
                       Options and other payments as detailed in this Contract.

              3.2.4    Lipman's entry into this Contract and performance of its
                       provisions is not in breach of any contract or
                       undertaking towards any person or entity and is not
                       contrary to the provisions of any law.

              3.2.5    Lipman received all the consents and/or approvals
                       required for entry into this Contract and performance
                       thereof(1).

------------
(1) The Contract will be signed following approval by Lipman's general meeting.

                                      -3-

4.    THE MANAGEMENT SERVICES

      4.1     The Management Services shall be provided by the Management
              Company to Lipman through Perry, who shall serve as active chairman on the board of directors of Lipman and as chairman of the executive committee of the board of directors of Lipman, and who by virtue of his position shall be responsible inter alia for the following:

              4.1.1    Outlining of strategy; planning of objectives and targets
                       for Lipman's activity in all its operating spheres,
                       including those implemented through companies of the
                       Lipman Group.

              4.1.2    All the activities which are within the purview of the
                       chairman of the company's board of directors in
                       accordance with any law or in accordance with the
                       company's articles or in accordance with the company's
                       resolutions from time to time.

              4.1.3    Supervision of the implementation and fulfillment of
                       Lipman's objectives and targets.

              4.1.4    Development of business ties in Israel and abroad on
                       Lipman's behalf.

      4.2     The Management Services shall be provided personally by Perry.

      4.3     The Management Company warrants that for the provision of the
              Management Services, Perry shall devote of his time and energy to the tasks, purposes and duties enumerated above and shall act faithfully for the promotion of Lipman's business, on no less a scope than two days per week (40% position).

      4.4     To eliminate doubt, it is hereby clarified that the Management
              Company and Perry shall be entitled to engage in additional occupations, provided that any additional position and/or post filled by Perry is conditioned on receipt of Lipman's prior authorization in writing. Lipman shall not object to the filling of such additional position and/or post, unless it involves a conflict of interests with the Company or could affect Peri's contribution to Lipman and/or its business and/or the fulfillment of the undertakings (of the Management Company and Perry) per this
              Contract. Lipman hereby confirms that it is aware that Peri serves in the posts listed in APPENDIX A hereto.

                                      -4-

5.    MANAGEMENT FEE

      5.1     In consideration of the provision of the Management Services and the fulfillment of the Management Company's undertakings per this
              Contract, the Management Company shall receive from Lipman the sum of NIS 42,000 (forty two thousand shekels) per month (hereinafter:
              the "MONTHLY MANAGEMENT FEE").

      5.2     Lawful VAT shall be added to the Monthly Management Fee, to be paid by Lipman to the Management Company together with the Monthly
              Management Fee against receipt of a lawful tax invoice.

      5.3     The Monthly Management Fee (plus VAT) shall be paid by the 5th of every month, each month for the Management Services provided in the preceding month.

      5.4     The Monthly Management Fee shall be linked to the increase (but not decrease) in the Index, from the Base Index to the last Known
              Index at the time of actual payment. The Monthly Management Fee shall be adjusted once a month according to the increase in the
              Index.

6.    COVERAGE OF EXPENSES

      Lipman shall indemnify the Management Company for the business expenses borne by it in the provision of the Management Services, including but not limited to travel (in Israel and abroad), per diem and entertainment expenses.

7.    OPTIONS

      7.1     In addition to the Monthly Management Fee, directly after the signature of this Contract, one hundred and twenty thousand
              (120,000) options, each convertible into one ordinary share of NIS
              1 nominal value of Lipman shall be allotted to the Management
              Company (hereinafter: the "OPTIONS").

      7.2     The option warrants shall be deposited with a trustee whose identity shall be determined by consent of Lipman and the
              Management Company (hereinafter: the "TRUSTEE").

      7.3     The Options shall be exercisable subject to the conditions detailed hereinafter, in three portions according to the following specifications and times:

              7.3.1    Starting from December 31, 2003 - sixty thousand (60,000)
                       Options (the "FIRST PORTION").

                                      -5-

              7.3.2    Starting from December 31, 2004 - thirty thousand
                       (30,000) Options (the "SECOND PORTION").

              7.3.3    Starting from December 31, 2005 - thirty thousand
                      (30,000) Options (the "THIRD PORTION").

              The Options shall be cumulative, in the sense that the Management
              Company shall be entitled to exercise each portion (or a part thereof) starting from the date when the exercise right first accrued in respect of that portion and up to the end of one year from the date of accrual of the right to exercise the Third
              Portion as provided in clause 7.3.3 above, i.e. up to December 31,
              2006 (the "EXERCISE PERIOD").

              At the end of the Exercise Period, the Options shall lapse and they shall not vest any right in the Management Company.

      7.4     The exercise price in respect of each option shall be US$ 16
              (sixteen US dollars) per share (the "EXERCISE PRICE"). The
              Exercise Price shall be paid according to the representative rate of the dollar known at the time of the payment thereof, as provided in clause 7.5 below.

      7.5     The exercise of any part of the Options shall be done by way of a written notice of the Management Company to Lipman (the "NOTICE OF
              EXERCISE"), to which shall be attached the full consideration for the exercise (being - subject to any adjustment in accordance with
              Appendix B to this Contract - the amount obtained from the multiplication of the Exercise Price by the number of Options in respect of which the Notice of Exercise was given). Within fourteen (14) days from when Lipman receives the Notice of
              Exercise together with the consideration for the exercise, it shall allot to the Management Company the shares subject of the
              Options that were exercised and deliver to the Management Company share certificates in respect thereof.

      7.6     Notwithstanding that stated in clause 7.3 above, in each of the following cases the Options shall all be exercisable immediately, starting from the time of the events enumerated below in this clause and up to the end of the Exercise Period as defined in clause 7.3 of this Contract: a) If Lipman holds a public offering
              (exclusive of an allotment of securities to its employees); or b)
              if control of Lipman changes such that the Mivtach Shamir Group
              (which holds Lipman shares through Mivtach Shamir Holdings Ltd.)
              ceases to be the controlling shareholder in Lipman, including in case the Mivtach Shamir Group ceases to be the shareholder holding the largest number of shares in Lipman. "Control" for purposes of this clause - as defined in the Securities Law 1968. It is hereby

                                      -6-

              clarified that in the case indicated in subclause (a) of this clause (regarding a public offering), the provisions of this clause 7.6 shall not apply if the offering is held after the date of Termination of Services as defined in clause 7.9 of this
              Contract, in which case the provisions of clause 7.9.4 hereof shall apply.

      7.7     Lipman shall cause the shares allotted pursuant to the exercise of the Options to be registered for trade on any stock exchange in which Lipman shares are traded at the time of the exercise (or, where registration for trade is not permitted at such time by law
              - at the earliest possible time permitted by law, as stated), and it shall bear any expense or cost entailed therein.

      7.8     The Options and the Exercise Price shall be subject to the adjustment  rules  specified in APPENDIX B hereto.

      7.9     In case this Contract lapses or is canceled (hereinafter jointly:
              "TERMINATION OF SERVICES"), the following provisions shall apply:

              7.9.1    If the Termination of Services occurs during the first
                       six (6) months after the start of the Management Contract
                       (hereinafter: the "FIRST PERIOD"), for any reason
                       whatsoever, the Management Company's right to exercise
                       the Options or any part thereof shall automatically
                       lapse.

              7.9.2    If and to the extent that the Termination of Services is
                       initiated by Lipman after the First Period, on a cause
                       not included among those permitting the denial of
                       severance pay to an employee (hereinafter: "EXEMPTING
                       CIRCUMSTANCES"), the following provisions shall apply:

                       7.9.2.1     The Options which were exercisable up to the
                                   date of Termination of Services shall remain
                                   in force and the provisions of this clause 7
                                   shall continue to apply in regard thereto,
                                   subject as provided in subclause 7.9.2.3
                                   below.

                       7.9.2.2     The Management Company shall be entitled
                                   immediately to exercise one-half (50%) of the
                                   quantity of Options whose exercise date has
                                   not arrived, upon the conditions specified in
                                   this clause 7, and the remaining Options
                                   whose exercise date has not arrived shall
                                   automatically lapse.

                       7.9.2.3     The period for the exercise of all the
                                   Options shall be abridged (in relation to the
                                   Exercise Period) and shall be six (6) months
                                   starting from the date of Termination of
                                   Services (the "ABRIDGED EXERCISE PERIOD").

                                      -7-

              7.9.3    To eliminate doubt, it is hereby clarified that save in
                       the cases enumerated in clauses 7.9.4, 7.9.5 and 7.9.6
                       below, in any case where the Management Company at its
                       initiative ceases to provide the Management Services,
                       after the First Period, it shall not be entitled to
                       exercise the Options whose exercise date had not arrived
                       on the date of Termination of Services, and the
                       provisions of subclause 7.9.2.2 above shall not apply,
                       while the Options whose exercise date had arrived on the
                       date of Termination of Services shall be exercisable
                       within the Abridged Exercise Period as defined in
                       subclause 7.9.2.3 of this Contract.

              7.9.4    Notwithstanding that stated in clauses 7.9.1, 7.9.2 and
                       7.9.3, in the event that Lipman holds in the course of
                       2003 a public offering of shares or convertible
                       securities (exclusive of an allotment of securities to
                       its employees), the Management Company shall be entitled
                       to exercise the First Portion of the Options as defined
                       in clause 7.3.1 above during the Abridged Exercise
                       Period, even if on the date of Termination of Services
                       the exercise date of the Options subject of the First
                       Portion had not arrived, and even where the Services were
                       terminated in the circumstances enumerated in clauses
                       7.9.1, 7.9.2 and 7.9.3, such that if not for the
                       provisions of this clause the Management Company would
                       not have been entitled to exercise the Options subject of
                       the First Portion, but excluding a case where the
                       Management Contract was canceled by Lipman due to
                       Exempting Circumstances.

              7.9.5    Notwithstanding that stated in clauses 7.9.3 and 7.9.4
                       above, insofar as the Termination of Services comes after
                       the First Period, due to Perry assuming a position which,
                       at Lipman's discretion, is a public position of national
                       importance, the Management Company shall be entitled to
                       exercise all the Options in accordance with this clause
                       7, at the times and upon the conditions as it would have
                       been entitled if not for the Termination of Services as
                       stated.

              7.9.6    Notwithstanding that stated in clauses 7.9.1, 7.9.2,
                       7.9.3 and 7.9.4 above, in any case where the Management
                       Company ceases to provide Lipman the Management Services
                       according to this Contract due to Perry's inability to
                       fill the position by reason of his incapacity or death
                       (God forbid), the Management Company shall continue to be
                       entitled to exercise the Options in accordance with this
                       clause 7, at the times and upon the conditions as it
                       would have been entitled if not for the Termination of
                       Services as stated.

                                      -8-

      7.10    The Management Company confirms that it is aware of the
              restrictions on the buyback of securities in section 15C. of the
              Securities Law 1968.

8.    TAXES

      Without derogating from the provisions of this Contract that expressly stipulate otherwise, each of the Parties hereto shall bear the taxes imposed on it by law. To eliminate doubt, it is hereby clarified that the
      Management Company shall bear the taxes applying to receipt of the
      Management Fee and receipt and/or exercise of the Options by the
      Management Company.

9.    CONTRACT PERIOD

      9.1     This Contract is for a period of 36 months, commencing February 9,
              2003 and ending February 8, 2006 (hereinafter: the "FIRST CONTRACT
              PERIOD"). Starting from the end of the First Contract Period, the
              Contract shall be renewed automatically at the end of each year for a further 12 months (each extension period is hereinafter referred to as: the "ADDITIONAL PERIOD"), unless either of the
              Parties notifies the other ninety (90) days before the end of the
              First Contract Period or the end of the Additional Period, as the
              case may be, of its wish not to renew the Contract (the First
              Contract Period and the Additional Period are referred to jointly as: the "CONTRACT PERIOD").

      9.2     Notwithstanding all the foregoing, each party shall be entitled to terminate this Management Contract without any explanation and/or reason, by a written notice tendered to the other party ninety
              (90) days in advance. Notwithstanding that stated, in the course of the First Period as defined in clause 7.9.1 above, each party shall be entitled to terminate this Management Contract without any explanation and/or reason, by a written notice tendered to the other party thirty (30) days in advance. Where notice as stated
              was tendered by either of the Parties, this Contract shall terminate at the end of the period of notice (as aforesaid), and subject to fulfillment of the Parties' undertakings per this
              Contract (including the Parties' undertakings per clauses 7.9 and
              14 hereof), neither of the Parties shall have any contention against the other.

10.   TERMINATION OF CONTRACT

      In the following cases, this Contract shall lapse immediately upon the occurrence of the event described below:

      10.1    If and when either of the Parties enters into liquidation and/or receivership proceedings. "Entry into proceedings" for purposes of this clause - the issuance of a provisional and/or permanent liquidation and/or receivership order.

                                      -9-

      10.2    If and when the Management Company ceases to provide the
              Management Services through Peri.

11.   ENDORSEMENT

      The Parties may not endorse the rights and obligations deriving from this
      Contract to any Third Party, in whole or in part, without receiving the other party's written authorization.

12.   STATUS - EMPLOYER-EMPLOYEE RELATIONS

      12.1    Save as provided in this Contract, the Management Company and/or
              Peri shall not be entitled to any additional consideration from
              Lipman and/or the Lipman Group in respect of the Management
              Services.

      12.2    The Management Company declares and undertakes that no
              employer-employee relations exist or shall exist between Peri and
              Lipman, and Perry shall fill his position as active chairman of the board of directors per this Contract in the framework of the
              Management Company. The Management Company shall indemnify Lipman for any expense, payment or loss resulting from a claim filed by the Management Company and/or Perry and/or anyone on their behalf against Lipman on the cause of the existence of employer-employee relations between Lipman and Perry.

13.   NONDISCLOSURE

      13.1    The Parties hereby agree to maintain absolute confidentiality on information conveyed between the parties in connection with this
              Contract and the provision of the Management Services hereunder.

      13.2    The Parties hereby agree that disclosure and/or conveyance and/or divulgence of information as aforesaid shall be permitted only after receipt of the other party's prior written consent, save where disclosure of the information is required by law or upon the demand of a competent authority and provided that the other party to the Contract was given notice concerning the obligation to disclose such information, and if it so desires - an opportunity to prevent said disclosure.

      13.3    The Management Company shall refrain, directly and indirectly, and shall ensure that Perry too refrains (directly or indirectly) from using or disclosing for their benefit and/or for the benefit of others know-how and/or information of the Lipman Group and/or about the Lipman Group and/or about its business and/or about its officers, and any other information reaching them during the

                                      -10-

              course of providing the Management Services and/or in connection therewith, other than through the Lipman Group.

14.   INSURANCE AND INDEMNITY

      A.    Perry shall be entitled to compensation on Lipman's accepted terms and scope for its other directors.

      B.    Throughout the Contract Period and during a period of seven (7)
            years thereafter, Lipman shall purchase and pay for insurance cover under a policy covering the liability of officers at Lipman, which shall cover as well Perry's activity on Lipman's behalf throughout the Contract Period, all on Lipman's accepted terms and scope for its other directors.

15.   DIFFERENCES OF OPINION AND ARBITRATION

      Excluding those matters which the Umpire is authorized to decide, all differences of opinion arising between the Parties in any matter pertaining to or deriving from this Contract, including in connection with the performance, breach or interpretation of the Contract (the "DISPUTE"), which the Parties hereto are unable to settle in discussions between them held during a period of thirty (30) days from when a party to this
      Contract gave the other party written notice concerning the Dispute, shall be referred to the decision of the Arbitrator as hereinafter defined. The provisions of this clause shall be deemed as an arbitration agreement between the Parties. The provisions of the Arbitration Law, including the schedule thereto, shall apply to the Arbitrator and to the arbitration proceedings. The Arbitrator shall be subject to substantive law, but not to the rules of procedure or the laws of evidence. The Arbitrator shall be authorized to issue interim orders, including injunctions, enforcement orders and any other order which a court is competent to issue. /The arbitral award shall be handed down as soon as possible.

      "ARBITRATOR" - The retired district judge Mr. Shaul Aloni, or if he is incapable of or prevented from serving as arbitrator for any reason, a retired judge who served on the district court or on the Supreme Court, whose identity shall be determined by consent of the Parties, and in the absence of consent - by the President of the Israel Bar Association.

16.   JURISDICTION

      Subject as provided in this Contract in the matter of the Umpire and in the matter of arbitration, jurisdiction in all matters pertaining to or deriving from this Contract, including the performance, breach or interpretation thereof, shall be vested exclusively in the competent courts of Tel Aviv, and no others.

                                      -11-

17.   MISCELLANEOUS

      17.1    This Contract embodies the full and exhaustive contract between the Parties on the subjects and matters referred to herein, and it replaces and voids any representation, contract, negotiations, practice, memorandum, proposal, summary, letter of intent and/or undertaking prevailing, signed or exchanged (whether orally or in writing) on the said subjects and matters between the Parties prior to the signature hereof.

      17.2    Drafts and other documents exchanged between the Parties prior to the signature of this Contract shall be deemed as not having been made, and they shall not serve in any manner or fashion as evidence or substantiation with respect to the interpretation of the Contract or a claim thereunder. In case of deletions in the
              Contract, the deleted words shall be deemed as not having been written, and they shall not serve in any manner or fashion as evidence or substantiation with respect to the interpretation of the Contract or a claim thereunder.

      17.3    The Parties shall take all further measures as required for the implementation and performance of this Contract in letter and spirit.

      17.4    The consent of either of the Parties to deviate from any condition of this Contract in a certain case or in a series of cases, shall not serve as a precedent or provide an analogy for another subsequent case.

      17.5    If either of the Parties fails to exercise any of the rights available to it under this Contract in a certain case or in a series of cases, this shall not be deemed as the waiver of such rights in another case, and no waiver of any of the rights and obligations under this Contract shall be inferred from such conduct.

      17.6    The provisions of this Contract shall not confer rights on any
              Third Party, and the provisions hereof shall not serve as evidence or as a basis for a contention concerning the existence of third party rights.

18.   NOTICES AND ADDRESSES

      The Parties' addresses for purposes of this Contract are as stated above, and any notice sent to either of the Parties shall be deemed to have been received at the end of 72 hours from the dispatch thereof by registered post, or at the end of 24 hours from the delivery thereof by a messenger and/or from the transmission thereof by fax.

                                      -12-

           IN WITNESS WHEREOF THE PARTIES HAVE SET THEIR HANDS HERETO:

     /s/ Isaac Angel                                 /s/ Jacob Perry
---------------------------                 ------------------------------
     LIPMAN ELECTRONIC                          JACOB PERRY MANAGEMENT
      ENGINEERING LTD.                               SERVICES LTD.

                                      -13-

                                   APPENDIX A

1. Chairman of the board of directors at United Mizrachi Bank.

2. Director at Magal Security Systems Ltd.

Provided the scope of both posts together does not exceed (in the aggregate) 60%
of a full-time position.

                                      -14-

                                   APPENDIX B

1.   DIVIDENDS. Should Lipman distribute a dividend, and where the date set for the distribution thereof occurs AFTER the date of allotment of the option warrants but before the actual date of exercise thereof, the amount of the dividend per share, in dollar-linked values calculated according to the representative rate of the dollar known on the date of payment of the dividend, shall be subtracted from the exercise price. Where the dividend is a non-cash dividend (but excluding bonus shares, in respect of which clause 2 below shall apply), the amount of the dividend shall be based on the economic value of the assets subject of that dividend, as determined by an economic appraiser prior to the performance of the distribution; and in the absence of an economic appraisal - based on the market value of that asset (insofar as it is a marketable asset) or on the book value of that asset in Lipman's financial statements - whichever is higher.

2.   BONUS SHARES; SPLIT OR CONSOLIDATION.

     2.1    Should Lipman distribute bonus shares, and where the date of record for the distribution thereof occurs AFTER the date of allotment of the relevant option warrants but before the actual date of exercise thereof, the number of shares to which the Management Company is entitled upon the exercise of the options shall increase according to the number of shares to which the Management Company would have been entitled as bonus shares had it exercised all the options before the date of record for distribution of the bonus shares.
     2.2    The exercise price of each option shall not change as a result of the increase in the number of shares to which the Management Company is entitled following the distribution of bonus shares as stated, but the payment for each share shall decrease accordingly. Similar adjustments shall be made in the case of the split (or
            consolidation) of Lipman shares.

3.   RIGHTS ISSUE.

     In case of a rights issue by Lipman to its shareholders for the purchase of
     Lipman shares, including securities convertible into Lipman shares, identical rights shall be offered to the Management Company in the same quantities as it could have been offered had it been entitled to exercise all the options before the date of record for distribution of the rights, at the price payable for the exercise of the rights, where exercise thereof is conditioned by the terms of issue on any payment. Said payment for the exercise of the rights shall be made at the time of the exercise of the relevant options, linked on basis of the "last known index" up to the known index on the date of exercise of the options, the base index being the known index on the final date for the exercise of the rights by the shareholders. The exercise amount including linkage differences shall be certified by Lipman's CPA.

                                      -15-

     If in the framework of the rights issue Lipman issues any convertible securities whose final date of exercise precedes the final date of exercise of the options or any of them, the Management Company shall be entitled to exercise the rights in respect of such convertible securities before the exercise of the options, provided it pays for the rights the price which by the terms of issue of the convertible securities is payable thereon, insofar as exercise thereof is conditioned upon any payment, at the time of the exercise of the convertible securities.

4.   PROVISIONS WITH RESPECT TO REGISTERED CAPITAL. Lipman shall retain a sufficient quantity of ordinary shares of NIS 1 NV in its registered capital, and it shall take all other measures as necessary to enable it to implement the provisions of the Management Contract with respect to the options to which the Management Company is entitled and the provisions of this appendix.

5.   UMPIRE. Any disagreement in the matter of the required adjustments under this appendix shall be decided by the CPA Umpire as hereinafter defined, who shall act as an umpire (and not as an arbitrator) on behalf of the parties and whose decision shall be final, unappealabe and uncontestable.
     The "Umpire" - Prof. Yitzhak Sawary, or if he is incapable of or prevented from serving as umpire for any reason, a CPA of good repute upon whose identity the parties shall agree, and in the absence of agreement - whoever is appointed in this regard by the President of the Institute of Certified
     Public Accountants in Israel.

                                      -16-

TO:

Lipman Electronic Engineering Ltd.

In the event that, pursuant to a claim filed by me or by Perry Jacob Management
Services Ltd. 51-322092 (hereinafter: the "MANAGEMENT COMPANY") on the cause of the existence of employer-employee relations between me and you during the period in which management services were provided to you by the Management
Company, a competent court rules that employer-employee relations exist and/or existed as stated, I give you my irrevocable undertaking to repay you, whether by myself or through the Management Company, 30% (thirty percent) of any amount which the Management Company received and/or shall receive from you in respect of the period during which management services were provided to you by the
Management Company. The amount shall be repaid to you linked to the consumer price index from the index for December 2002 (published on January 15, 2003 and up to actual payment thereof.

I am aware that you are entering into an agreement with the Management Company in reliance on this undertaking.

                                                             Sincerely yours,

                                                              /s/ Jacob Perry

                                      -17-